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                                                                    Exhibit 99.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-K of ON Technology Corporation (the "Company") for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Steven R. Wasserman, the Vice President Finance, Chief Financial Officer and Treasurer of the Company, hereby certifies, pursuant to 18 U.S.C.
Section 1350, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                              /s/ Steven R. Wasserman*
                              -------------------------------------
Dated:  March 28, 2003        Steven R. Wasserman
                              Vice President of Finance, Chief Financial Officer
                              and Treasurer

* A signed original of this written statement required by Section 906 has been provided to ON Technology Corporation and will be retained by ON Technology Corporation and furnished to the Securities and Exchange Commission or its staff upon request.



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